SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: September 25, 2002
(Date of earliest event reported)

Commission File No. 333-97457



                       Wachovia Asset Securitization, Inc.
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     North Carolina                                      56-1967773
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



  8739 Research Drive, NC0121 - Suite D, Charlotte, North Carolina, 28288-0121
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Address of principal executive offices                              (Zip Code)



                                 (704) 596-7616
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               Registrant's Telephone Number, including area code



            First Union Residential Securitization Transactions, Inc.
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              (Former name, former address and former fiscal year,
                          if changed since last report)

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ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Wachovia Securities, Inc. which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

      (99)                                      Computational Materials
                                                prepared by Wachovia
                                                Securities, Inc. in connection
                                                with Wachovia Asset
                                                Securitization, Inc., Mortgage
                                                Pass-Through Certificates,
                                                Series 2002-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WACHOVIA ASSET SECURITIZATION, INC.


September 25, 2002

                                   By:    /s/ Robert J. Perret
                                          ---------------------------------
                                          Robert J. Perret
                                          Director

                                INDEX TO EXHIBITS
                                -----------------



                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Computational Materials                 P
                        prepared by Wachovia
                        Securities, Inc. in connection
                        with Wachovia Asset
                        Securitization, Inc., Mortgage Pass-
                        Through Certificates, Series 2002-1